Filed Pursuant to Rule 497(e)
Registration No. 33-40771
COMSTOCK FUNDS, INC
(the “COMPANY”)
Comstock Capital Value Fund
(the “Fund”)
Supplement dated June 30, 2011
to the Company’s Class A, B, C and R Shares Prospectus dated August 27, 2010
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Fund have not changed.
In addition, the following language replaces similar language found in the paragraph entitled “Investors Eligible for Sales Charge Waivers” under the “Classes of Shares” section on p. 15 of the Company’s Class A, B, C and R Shares Prospectus:
Investors Eligible for Sales Charge Waivers. Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon (“BNYM”), Boston Financial Data Services, Inc. (“BFDS”), State Street Bank and Trust Company, the Fund’s Transfer Agent (“State Street”), BNY Mellon Investment Servicing (US) Inc., and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, employees and directors of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund’s Distributor when they first satisfy these requirements); (7) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (8) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (9) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (10) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund’s Distributor; (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent; and (12) investments made to achieve a minimum investment balance of $1,000 in an account.